UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 16, 2010 (August 10, 2010)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2010, EV Energy Partners, L.P. (the “Partnership”) and certain affiliates entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Wells Fargo Securities, LLC and UBS Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment offering of 3,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a public offering price of $33.97 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to 450,000 additional Common Units at the same price. The offer and sale of the Common Units is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (File No. 333-146428), which was declared effective by the Securities and Exchange Commission on December 19, 2007. The Partnership closed the transaction on August 16, 2010.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Certain of the Underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of its business. Affiliates of certain Underwriters are lenders under the Partnership’s credit facilities. These Underwriters and their related entities have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

Item 7.01. Regulation FD Disclosure.

On August 10, 2010 the Partnership issued a press release announcing the commencement of a public offering of 3,000,000 common units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On August 11, 2010 the Partnership issued a press release announcing that it had priced the offering of the 3,000,000 common units.  A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

On August 16, 2010 the Partnership issued a press release announcing the closing of its public offering of common units and the exercise in full of the over-allotment option.  A copy of the press release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1, 99.2 and 99.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

1.1
Underwriting Agreement dated as of August 11, 2010, among EV Energy Partners, L.P., EV Energy GP, L.P., EV Management, LLC, EV Properties, L.P., EV Properties GP, LLC, Citigroup Global Markets Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Wells Fargo Securities, LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Haynes and Boone, LLP.

8.1	Opinion of Haynes and Boone, LLP relating to tax matters.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Haynes and Boone, LLP (included in Exhibit 8.1 hereto).

99.1	Press Release dated August 10, 2010, regarding commencement of public offering of 3,000,000 common units.

99.2	Press Release dated August 11, 2010, regarding pricing of public offering of 3,000,000 common units.

99.3	Press Release dated August 16, 2010, regarding closing of public offering of common units and exercise of over-allotment option.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: August 16, 2010	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P.

EXHIBIT INDEX
1.1
Underwriting Agreement dated as of August 11, 2010, among EV Energy Partners, L.P., EV Energy GP, L.P., EV Management, LLC, EV Properties, L.P., EV Properties GP, LLC, RBC Capital Markets Corporation, Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Haynes and Boone, LLP.

8.1	Opinion of Haynes and Boone, LLP relating to tax matters.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Haynes and Boone, LLP (included in Exhibit 8.1 hereto).

99.1	Press Release dated August 10, 2010, regarding commencement of public offering of 3,000,000 common units.

99.2	Press Release dated August 11, 2010, regarding pricing of public offering of 3,000,000 common units.

99.3	Press Release dated August 16, 2010, regarding closing of public offering of common units and exercise of over-allotment option.